Exhibit 10.6

FOURTH AMENDMENT TO REAL ESTATE PURCHASE CONTRACT

This Fourth Amendment to Real Estate Purchase Contract (“Amendment”), is entered into and made effective as of October 3, 2018 by and between MAIN STREET KINGWOOD, LTD. (“Seller”), and THRE GLOBAL INVESTMENTS, LLC (“Purchaser”, and collectively with Seller, herein referred to as the “Parties”).

WITNESSETH

WHEREAS, Seller and Purchaser entered into that certain Real Estate Purchase Contract dated effective as of August 10,2018 (the “Original Contract”);

WHEREAS, the Original Contract was amended pursuant to (i) that certain First Amendment to Real Estate Purchase Contract dated effective as of September 7, 2018 between Seller and Purchaser (the “First Amendment”), (ii) that certain Second Amendment to Real Estate Purchase Contract dated effective as of September 19, 2018 between Seller and Purchaser (the “Second Amendment”), and (iii) that certain Third Amendment to Real Estate Purchase Contract dated effective as of September 28, 2018 between Seller and Purchaser (the “Third Amendment”) (the Original Contract, as amended by the First Amendment, the Second Amendment and the Third Amendment, being hereinafter called the “Contract”);

WHEREAS, Purchaser has objected to certain title exceptions set forth in that certain Commitment for Title Insurance issued by Commonwealth Land Title Insurance Company, Commitment No. 1035051800075 (the “Commitment”); and

WHEREAS, Seller and Purchaser desire to amend the Contract to address Purchaser’s objections and to provide for other amendments to the Contract, all as set forth in the succeeding provisions of this Amendment.

NOW THEREFORE, in consideration of the foregoing recitals, the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, the Parties hereto hereby agree as follows:

1. The foregoing recitals are true and correct and are incorporated herein by reference.

2. The defined term of “Property” as set forth in Section 1 of the Contract is hereby revised to add as a new item (iv) at the end of the first sentence thereof but prior to the phrase “(collectively, the “Property”)” the following:

“and (iv) a perpetual, non-exclusive easement for the benefit of the land and improvements hereinabove described, as more particularly described in the Reinstatement Easement (hereinafter defined)”.

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3. Section 10 of the Contract is hereby amended in the following respects. In addition to the items already provided in the Contract to be provided at the closing (or “Closing”), Seller shall also deliver the following to Purchaser at the Closing, in form and substance reasonable acceptable to Purchaser: an assignment to Purchaser of Seller’s rights as “Declarant” under the Declaration (hereinafter defined) to be recorded at Closing in accordance with Section 9.17 of the Declaration.

4. Section 10 of the Contract is hereby amended further by adding the following paragraphs at the end thereof as additional paragraphs thereto.

“In addition to the items already provided in the Contract to be provided at the Closing, Seller shall also deliver the following to Purchaser, each in form and substance acceptable to Purchaser (and, for the avoidance of doubt, as a condition to Closing) prior to the Closing:

(m) A reinstatement and amendment (“Reinstated Easement”) of that certain Storm Water Drainage and Detention Pond Easement, by and between Kingwood Retail Partners, Ltd., as grantor (the “Easement Grantor”), and Seller, as grantee (originally recorded under Harris County Clerk’s File No. 20140512168), which Reinstated Easement shall be (i) in substantially the same form as attached hereto as Schedule 1, (ii) executed by the Easement Grantor and Seller, with an acknowledgement by Easement Grantor’s lender, (iii) approved by the Title Company as an insured estate on the owner’s policy of title insurance and reflected on the updated Commitment provided to Purchaser prior to Closing, and (iv) prior to the Closing, recorded in the real property records of Harris County, Texas;

(n) A written amendment (the “Declaration Amendment”) to that certain Declaration of Easements with Covenants and Restrictions (the “Declaration”) recorded under Harris County Clerk’s File No. RP-2016- 148625), which Declaration Amendment shall (i) be in substantially the same form as attached hereto as Schedule 2, and (ii) prior to the Closing, be recorded in the real property records of Harris County, Texas; and

(o) The following estoppel certificates in favor of Purchaser (and any lender):

(i) An estoppel certificate from Seller, as Declarant (under the Declaration) in substantially the same form as attached hereto as Schedule 3; and

(ii) An estoppel certificate from Kingwood Retail Partners, Ltd., as grantor, and Seller, as grantee, under that certain Cost Sharing Agreement (the “Cost Sharing Agreement”) recorded under Clerk’s File No. 20150518766 in substantially the same form as attached hereto as Schedule 4.”

Schedules 1 through 4 attached hereto shall be deemed to be attached to the Contract.

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5. The Contract is further amended as follows. Purchaser acknowledges that the Property is subject to the Memorial Hermann Exclusive (defined below) in favor of the entity known as Memorial Hermann. “Memorial Hermann Exclusive” means an exclusive that provides to the effect that so long as the tenant of the Memorial Hermann Property is open and operating as a primary care medical clinic, offering medical imaging, sports medicine and rehabilitation, laboratory, urgent and/or emergency room care (collectively, “Memorial Hermann’s Business”), no other space on the Property will be leased which would compete with Memorial Hermann’s Business, provided the foregoing obligation does not apply with respect to the property burdened with the lease in favor of HEB for so long as the HEB lease remains in effect, and provided further the uses which would not compete with Memorial Hermann’s Business include, without limitation, dentistry, oral surgery, cosmetic dentistry, podiatry, plastic surgery, and kidney dialysis. Purchaser acknowledges that, at Closing, Seller shall have the right to record a declaration of restrictive covenant in form reasonably acceptable to the parties reflecting the Memorial Hermann Exclusive as a Permitted Exception.

6. The Contract is further amended as follows. As a condition to Closing, Seller agrees impose on the Memorial Hermann Property a restriction in form and content reasonably acceptable to Seller and Purchaser that the Memorial Hermann Property is subject to the exclusives in favor of the tenants of the Property existing as of the Closing. As a condition to Closing, Seller agrees impose on the Pad F property a restriction in form and content reasonably acceptable to Seller and Purchaser that the Pad F property is subject to the exclusives in favor of the tenants of the Property existing as of the Closing.

7. Except as modified by this Amendment, the terms and conditions of the Contract are hereby ratified and confirmed by the Seller and the Purchaser. In the event of a conflict between the terms of the Contract and the terms of this Amendment, the terms of this Amendment shall govern. All defined terms used in this Amendment shall have the meaning assigned to them in the Contract unless otherwise expressly set forth herein.

8. For the convenience of the Parties, this Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document. Email transmissions of any executed original and/or retransmission of any executed email transmission shall be deemed to be the same as delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm email transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.

[SIGNATURES ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, the undersigned have executed under seal this Amendment as of the date first above written.

PURCHASER:

THRE GLOBAL INVESTMENTS, LLC

By:	/s/ Donnie Berry

Name:	Donnie Berry
Title:	Authorised Signer

[SIGNATURE OF SELLER ON FOLLOWING PAGE]

[Signature Page to Fourth Amendment to Real Estate Purchase Contract]

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SELLER:

MAIN STREET KINGWOOD, LTD.,
a Texas limited partnership

By:	Main Street Kingwood GP, LLC, a Texas limited liability company, General Partner

	By:	/s/ Elizabeth Jacob

Name:	Elizabeth Jacob
Title:	Vice President

Attached hereto are the following:

Schedule 1 – Form of Reinstatement and Second Amendment to Storm Water Drainage and Detention Pond Easement

Schedule 2 – Form of Amendment to Declaration of Easements with Covenants and Restrictions

Schedule 3 – Form of Estoppel Certificate for Declaration

Schedule 4 – Form of Estoppel Certificate for Cost Sharing Agreement

[Signature Page to Fourth Amendment to Real Estate Purchase Contract]

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SCHEDULE 1

Form of Reinstatement and Second Amendment to Storm Water Drainage

and Detention Pond Easement

Attached on following pages.

Schedule 1

REINSTATEMENT AND SECOND AMENDMENT TO STORM WATER DRAINAGE

AND DETENTION POND EASEMENT

This REINSTATEMENT AND SECOND AMENDMENT TO STORM WATER DRAINAGE AND DETENTION POND EASEMENT (this “Amendment”) is made as of                      2018, by and between KINGWOOD RETAIL PARTNERS, LTD., Texas limited partnership (“Grantor”) and MAIN STREET KINGWOOD, LTD., a Texas limited partnership (“Grantee”).

WITNESSETH

WHEREAS, Grantor and Grantee executed that certain Storm Water Drainage and Detention Pond Easement (as amended, “Easement”) dated November 7, 2014, and recorded as Document No. 20140512168, in the Official Public Records of Real Property of Harris County, Texas; and

WHEREAS, Grantor and Grantee executed that certain Termination and Release of Storm Water Drainage and Detention Pond Easement (the “Termination”) dated November 3, 2015, and recorded as Document No. 20150518765 in the Official Public Records of Real Property of Harris County, Texas; and

WHEREAS, Grantor and Grantee executed that certain First Amendment to Storm Water Drainage and Detention Pond Easement (the “First Amendment”) dated June 28, 2018, and recorded as Document No. 2018-290558, in the Official Public Records of Real Property of Harris County, Texas; and

WHEREAS, Grantor and Grantee desire to rescind the Termination and confirm, ratify and correct the Easement as modified by the First Amendment.

NOW, THEREFORE, for and in consideration of the premises and easements contained herein, the sufficiency of which is hereby acknowledged, Grantor and Grantee agree as follows:

1. Defined Terms. All capitalized terms used herein and not expressly defined shall have the meanings given such terms in the Easement.

2. Termination Rescinded. The Termination is rescinded as if never executed and each of Grantor and Grantor agree the Easement is hereby reinstated, ratified and confirmed and is in full force and effect and enforceable in accordance with its terms as amended by the First Amendment.

3. Correction. The references to Exhibit A and Exhibit B were inadvertently reversed in the body of the Easement and, accordingly, the Easement is hereby corrected to provide that the “Grantor Tract” is described on Exhibit B thereto (being an 8.382 acre tract), and the “Grantee Tract” or “Grantee’s Tract” is described on Exhibit A thereto (being a 33.7103 acre tract).

4. Entire Agreement. The Easement, as amended by this Amendment, constitutes the entire agreement between the parties hereto and is confirmed and ratified as a valid agreement of the parties. This Amendment once executed and delivered shall not be modified or altered in any respect except by a writing executed and delivered in the same manner as required by this document.

5. Joinder by Lender.                         , holder of a first lien upon Grantor’s Tract (as defined in the Easement) pursuant to Deed of Trust, Security Agreement and Assignment of Rents filed in the Real Property Records of Harris County, Texas, under County Clerk’s File No.                    , joins in the execution hereof to consent to the execution by Grantor of this Reinstatement and to the terms and conditions of the Easement as amended by the First Amendment.

6. Counterparts. This Amendment may be executed in one or more counterparts, each of which in the aggregate shall constitute one and the same instrument.

[Signature Pages Follow]

GRANTOR:

KINGWOOD RETAIL PARTNERS, LTD., a Texas limited partnership

By:
GP, LLC, a Texas limited liability company, General Partner

By:

Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on this                day of                , 2018 by                 ,                of                 GP, LLC, general partner of Kingwood Retail Partners, Ltd., on behalf of such limited partnership.

Notary Public for the State of Texas

GRANTEE:

MAIN STREET KINGWOOD, LTD.,
a Texas limited partnership

By:	Main Street Kingwood GP, LLC,
a Texas limited liability company,
General Partner

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on this            day of                2018 by Elizabeth Jacob, Vice President of Main Street Kingwood GP, LLC, general partner of Main Street Kingwood, Ltd, on behalf of such limited partnership.

Notary Public for the State of Texas

LENDER:

By:

Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on this                day of                , 2018 by                , of                 , on behalf of such        .

Notary Public for the State of Texas

SCHEDULE 2

Form of Amendment to Declaration of Easements with Covenants and Restrictions

Attached on following pages.

Schedule 2

THIS INSTRUMENT PREPARED BY

AND UPON RECORDATION RETURN BY MAIL TO:

AMENDMENT TO DECLARATION OF EASEMENTS WITH COVENANTS AND RESTRICTIONS

This AMENDMENT TO DECLARATION OF EASEMENTS WITH COVENANTS AND RESTRICTIONS (this “Amendment”) is made as of this        day of                , 2018 by Main Street Kingwood, Ltd., a Texas limited partnership (“Declarant”).

Recitals

A. Declarant’s caused a DECLARATION OF EASEMENTS WITH COVENANTS AND RESTRICTIONS to be entered into on March 22, 2016 and recorded as Document No 2016-148625 of the Real Property Records of Harris County, Texas (the “Declaration”). Unless otherwise defined in this Amendment, each capitalized term in this Amendment shall have the meaning given to such term in the Declaration.

B. Declarant desire to amend the Declaration to modify the Declaration on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Declarant hereby declares follows:

1. Notwithstanding anything to the contrary in the Declaration, Declarant hereby consents, approves and agrees to the to the currently constructed building square footages and heights on the Shopping Center as reflected in Schedule 1 attached hereto, and consents, approves and agrees to the proposed design for the building for Freddy’s Custard as described in the letter from Declarant to HEB Grocery Company, LP dated April 17, 2017 a copy of which is attached hereto as Schedule 2.

2. A current survey of the Shopping Center which reflects the existing buildings and building height is attached hereto as Schedule 3.

3. Section 9.14 of the Declaration requires the approval of HEB Grocery Company, LP during the term of the HEB Lease. Attached hereto as (a) Schedule 2 is a letter from HEB approving the building for Freddy’s Custard as set forth therein, and (b) Schedule 4 is a letter from HEB consenting to and approving the currently constructed building square footages and heights on the Shopping Center as set forth therein.

4. Main Street Kingwood, Ltd. consents and agrees to this Amendment in its capacity as an “Owner” under the Declaration.

5. Except as amended by this Amendment, the Declaration shall remain unchanged and in full force and effect.

[SIGNATURE PAGE FOLLOWS]

AMENDMENT TO DECLARATION- Page 1

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

DECLARANT:

MAIN STREET KINGWOOD, LTD., a
Texas limited partnership

By:	Main Street Kingwood GP, LLC,
a Texas limited liability company,
General Partner

By:

Name:
Title:

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on the         of                             , 2018, by                    , the                     of                    , an                        , the                      of                        , an                        , on behalf of said        .

Notary Public/State of

AMENDMENT TO DECLARATION

Schedule 1

See Attached

AMENDMENT TO DECLARATION

Schedule 2

See Attached

AMENDMENT TO DECLARATION

Schedule 3

See Attached

AMENDMENT TO DECLARATION

Schedule 4

See Attached

AMENDMENT TO DECLARATION

SCHEDULE 3

Form of Estoppel Certificate for Declaration

Attached on following page.

Schedule 3

MAIN STREET KINGWOOD, LTD.

Date:             , 2018

To:	THRE GLOBAL INVESTMENTS, LLC, and its assigns (“Buyer”)

Re:

Declaration of Easements with Covenants and Restrictions (the “Declaration”) dated March 22, 2016 and recorded as Document No 2016-148625 of the Real Property Records of Harris County, Texas covering a Shopping Center anchored by HEB Grocery Company, LP in Kingwood, Harris County, Texas (the “Property”)

The following statements are made by Main Street Kingwood, Ltd., a Texas limited partnership both in its capacity as an “Owner” as defined in the Declaration and as the Declarant under the Declaration, with the knowledge that Buyer, its lender, and their respective successors and assigns, are relying on them in connection with the acquisition of the Property. Buyer, its lender, and their respective successors and assigns, may rely on such statements for that purpose.

1. The Declaration is in full force and effect. There have been no amendments, modifications, revisions, or supplements to the Declaration except as the same is to be amended pursuant to the Amendment to Declaration of Easements with Covenants and Restrictions draft furnished to the undersigned.

2. To the best knowledge of the undersigned, no default or violation exists under the Declaration and the undersigned certifies that it has no knowledge of any facts or circumstances which it might reasonably believe would give rise to a default by any party to the Declaration.

3. All assessments due under the Declaration from Main Street Kingwood, Ltd., as an Owner, have been paid through the date hereof and no such assessments remain outstanding.

4. To the best knowledge of the undersigned: (a) all obligations of the undersigned under the Declaration have been fulfilled and the undersigned certifies that it has no demands, claims, or causes of action against any party to the Declaration or any Occupant (as defined in the Declaration), (b) all construction obligations of Main Street Kingwood, Ltd., as an Owner have been completed to the Property in accordance with the Declaration or with appropriate approvals from the applicable Owners and Occupants, and (c) the Property is being operated and maintained in compliance with the Declaration as of the date hereof.

The person executing this letter on behalf of the undersigned is duly authorized to execute same but shall have no personal liability as a consequence of having given such certification. Buyer, its lender, and their respective successors and assigns shall have the right to rely on executed copies of this letter

MAIN STREET KINGWOOD, LTD.,
a Texas limited partnership

By:	Main Street Kingwood GP, LLC,
a Texas limited liability company,
General Partner

By:
Name:
Title:

SCHEDULE 4

Form of Estoppel Certificate for Cost Sharing Agreement

Attached on following page.

Schedule 4

MAIN STREET KINGWOOD, LTD.

KINGWOOD RETAIL PARTNERS, LTD.

Date:             , 2018

To:	THRE GLOBAL INVESTMENTS, LLC, and its assigns (“Buyer”)

Re:

Cost Sharing Agreement (the “Agreement”) dated November 3, 2015 and recorded as Document No 20150518766 of the Real Property Records of Harris County, Texas covering a Shopping Center anchored by HEB Grocery Company, LP in Kingwood, Harris County, Texas (the “Property”)

The following statements are made by Kingwood Retail Partners, Ltd. and Main Street Kingwood, Ltd., each a Texas limited partnership with the knowledge that Buyer, its lender, and their respective successors and assigns, are relying on them in connection with the acquisition of the Property. Buyer, its lender, and their respective successors and assigns, may rely on such statements for that purpose.

1. The Agreement is in full force and effect and has not been revised, modified, supplemented or amended.

2. To the best knowledge of the undersigned, no default or violation exists under the Agreement and each of the undersigned certifies that it has no knowledge of any facts or circumstances which it might reasonably believe would give rise to a default by any party to the Agreement.

3. Any and all Maintenance Costs (as defined in the Agreement) payable by Main Street Kingwood, Ltd. or allocated to Property have been paid. Amounts due under the Agreement are billed                      and the next billing in the amount of $             is due and payable on or before

4. To the best knowledge of the undersigned, all obligations of the undersigned under the Agreement have been fulfilled and each of the undersigned certifies that it has no demands, claims, or causes of action against any party to the Agreement.

The person executing this letter on behalf of each of the undersigned is duly authorized to execute same but shall have no personal liability as a consequence of having given such certification. Buyer, its lender, and their respective successors and assigns shall have the right to rely on executed copies of this letter.

MAIN STREET KINGWOOD, LTD.,
a Texas limited partnership

By:	Main Street Kingwood GP, LLC,
a Texas limited liability company,
General Partner

By:
Name:
Title:

KINGWOOD RETAIL PARTNERS, LTD.,
a Texas limited partnership

By:	Kingwood Retail Partners GP, LLC,
a Texas limited liability company,
General Partner

By:
Name:
Title: